EXHIBIT 10.12

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 13, 2007 is made and entered into by and among STEN Corporation, a Minnesota corporation (the “Company”), and R.W. Sabes Investment, LLC (the “Investor”).

WHEREAS, pursuant to a warrant issued by the Company to the Investor as of the date hereof (the “Warrant”) and pursuant to a secured convertible note issued by Colfax Financial Corporation, an indirect subsidiary of the Company, to the Investor as of the date hereof (the “Note”), the Investor is entitled to acquire from the Company fully paid and nonassessable shares of the Company’s common stock, $.01 par value (“Common Stock”); and

WHEREAS, the Company and the Investor believe it is in each of their best interest to provide for certain registration and other rights with respect to the shares of Common Stock held by the Investor.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, and the parties hereto agree as follows:

1.

CERTAIN DEFINITIONS.  As used in this Agreement, the following terms shall have the following respective meanings:

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the Sate of Minnesota are authorized or required by law or executive order to close.

“Exchange Act” shall mean the Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Form S-3” means such form of Registration Statement as in effect on the date hereof or any Registration Statement subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Holders” shall mean the Investor and any other person to whom the Warrant, the Note, or the Registrable Securities and the registration rights granted hereunder, have been duly assigned or transferred by the Investor in accordance with this Agreement and the provisions of the Warrant or the Note, respectively.

“register,” “registration” and “registered” shall refer to a registration effected under the Securities Act by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement by the Commission.

“Registrable Securities” shall mean: (i) shares of Common Stock issued or issuable to Holders upon proper exercise of the Warrant; (ii) shares of Common Stock issued or issuable upon proper conversion of the Note; and (iii) all shares of Common Stock to be issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in clauses (i) or (ii), provided that, Registrable Securities will cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) all of the Registrable Securities owned by a Holder may be sold in a period of three months, in the opinion of counsel satisfactory to the Company, without any limitation as to volume pursuant to Rule 144, (iii) the Registrable Securities are proposed to be sold or distributed by a person not entitled to the registration rights granted by this Agreement, (iv) transferred to a person in a private transaction to whom the rights under this Agreement have not been assigned, (v) transferred in violation of the terms of Note or the Warrant or (vi) they have previously been registered or have been sold to the public either pursuant to a Registration Statement or Rule 144.  Wherever reference is made in this Agreement to a request or consent of Holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Note and include shares of Common Stock issuable upon exercise of the Warrant, even if such conversion or exercise has not yet been effected.

“Registration Expenses” shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, state blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but specifically exclude any Selling Holder Expense.

“Registration Statement” means a registration statement filed pursuant to the Securities Act.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act, or any successor provision then in effect.

“SEC” or “Commission” shall mean the U.S. Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Holder Expenses” shall mean all discounts, commissions or other amounts payable to underwriters in connection with a registration that shall be paid by the Holders of Registrable Securities included in a Registration Statement and all fees and expenses for counsel or other advisors for the Holders of Registrable Securities included in a Registration Statement.

2.

REGISTRATION RIGHTS.

2.1

Demand Registration.

(a)

Demand Rights.  The Holders holding a majority of the Registrable Securities held by all of the Holders may at any time make a written request (the “Demand Notice”) that the Company register, and the Company shall register (a “Demand Registration”), the number of Registrable Securities stated in such request (a “Demand Registration Statement”).  The Company shall use its reasonable best efforts to cause any such Demand Registration Statement to be filed with the Commission not later than sixty (60) days after it receives a request under this Section.

(b)

Other Shareholders.  Any other person entitled to participate in a Demand Registration Statement (“Other Shareholders”) and the Company shall be permitted to register equity securities of the Company in any Demand Registration Statement or to participate in the offering, but only as provided in this subparagraph, by requesting that securities of the same class as the Registrable Securities be included in the Demand Registration Statement for sale in the offering on the following terms and conditions:

(i)

Each such Other Shareholder and/or the Company must give written notice of such election to the Holders and the Company, in the case of Other Shareholders within 15 days of the date the Demand Notice was given to the Company such notice to specify the number of shares proposed to be sold by each Other Shareholder and/or the Company in the offering (the “Other Shares”);

(ii)

Each such Other Shareholder and/or the Company must agree to sell such Other Shares on the same basis provided in the underwriting arrangements approved by the Holders and to timely complete and execute all questionnaires, powers of attorney, indemnities, hold-back agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements or by the Commission or by any state securities regulatory body;

(iii)

Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude Other Shares from the registration and the underwriting, and the number of Other Shares that may be included in the registration and the underwriting shall be allocated pro rata among each Other Shareholder and the Company based upon the respective number of Other Shares sought to be included in such offering; and

(iv)

If any Other Shareholder and/or the Company desires to withdraw their Other Shares from the Demand Registration Statement, they may only do so during the time period and on the terms to be determined by the Holders, the Company and the underwriters.

(c)

Limits.  Notwithstanding anything contained in this Section 2.1 to the contrary, the Company may delay the Demand Registration of the Registrable Securities if upon receipt of such Demand Notice (x) the Company notifies the Holders that it is contemplating filing a Registration Statement within 90 days of such demand (which shall not affect the Holders’ other rights hereunder, including without limitation the Holders’ rights under Section 2.2 below) or (y) the Company notifies Holders that in the good faith judgment of the Company a material event has occurred that has not been publicly disclosed and if disclosed would have a material adverse effect on the Company. In the case of clause (x) of this paragraph, the Company shall use its best efforts, as soon as practical, upon the first to occur of the abandonment of such contemplated Registration Statement or the expiration of such 90-day period, to file the Demand Registration Statement for the Registrable Securities to which a Demand Notice relates, unless such Demand Notice is withdrawn. In the case of clause (y) of this paragraph, the Company may not delay the filing of the Demand Registration Statement for more than 90 days from the time of the demand unless such Demand Notice is withdrawn. The Company may not exercise the rights of postponement set forth above more than once in any twelve (12) month period. If there is a postponement under either clause (x) or (y) above, the Demand Notice may be withdrawn by notice to the Company by the Holders of a majority of the Registrable Securities.  In such case, no demand shall have been made for the purposes of this Section 2.1.

(d)

Expenses.  The Company will pay all Registration Expenses incurred in connection with a Demand Registration.

(e)

Other Demand Rights.  Each of the Holders may offer such Holder’s Registrable Securities under any Demand Registration pursuant to this Section 2.1(e).  Within five (5) days after the receipt of a request for a Demand Registration, the Company shall (i) give written notice thereof to all of the Holders (other than Holders that have requested a Demand Registration under Section 2.1(a)) and (ii) include in such registration all of the Registrable Securities held by such Holders from whom the Company has received a written request within ten (10) days of the receipt by such Holders of the Company’s notice referred to in clause (i) above.  In the request referred to in clause (ii) above, the Holders shall specify the number of Registrable Securities proposed to be registered.  The failure of any Holder to respond within such 10-day period referred to in clause (ii) above shall be deemed to be a automatic waiver of such Demand Registration.  Any Holder may waive its rights under Section 2.1 with respect to such Demand Registration.  Any Holder may waive its rights under this Section 2.1(e) prior to the expiration of such 10-day period by giving written notice to the Company, with a copy to the other Holders.  If a Holder sends the Company a written request for inclusion of part of all of such Holder’s Registrable Securities in a registration, such Holder shall not be entitled to withdraw or revoke such request without the prior written consent of the Company in its sole discretion.

2.2

Piggyback Registrations.

(a)

Company Registration.  The Company will promptly notify Holders in writing at least twenty (20) days prior to filing any Registration Statement for purposes of effecting a public offering of securities of the Company (excluding any Registration Statements on Form S-8 or on Form S-4 or any Registration Statement in connection with a public offering of any security that is not of the same class as the Registrable Securities) (a “Piggyback Registration”), and the Company will afford each such Holder an opportunity to register on such Registration Statement (a “Piggyback Registration Statement”) all or any part of the Registrable Securities of such Holder.  Each Holder desiring to include in the Piggyback Registration Statement all or any part of the Registrable Securities held by such Holder must, within ten (10) days after receipt of the above-described notice from the Company, so notify the Company in writing and inform the Company of the number of Registrable Securities such Holder wishes to include in the Piggyback Registration Statement.  If a Holder decides not to include all of its Registrable Securities in the Piggyback Registration Statement, such Holder will nevertheless continue to have the right to include any Registrable Securities in any subsequent Piggyback Registration, all upon the terms and conditions set forth herein. Notwithstanding anything contained in this Section 2.2(a) to the contrary, the Company shall not be required to include any Registrable Securities in more than three (3) Piggyback Registrations during the term of this Agreement.

(b)

Underwriting.  If a Piggyback Registration is an underwritten offering, then the Company will so advise the Holders of Registrable Securities.  In such event, the right of any such Holder’s Registrable Securities to be included in a Piggyback Registration will be conditioned upon such Holder’s participation in such offering in the same terms and conditions as the Securities for the account of the Company or other shareholders, as the case may be, and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their Registrable Securities through such underwriting will enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting.  Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the Piggyback Registration and the underwriting, and the number of shares that may be included in the Piggy Registration and the Piggyback Registration will be allocated, first, to the Company, and second, to each of the Holders requesting inclusion of their Registrable Securities in such Registration Statement on a pro rata basis based on the total number of Registrable Securities then held by each such Holder and third, any other securities requested to be included in such offering by any other shareholders of the Company.  If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) Business Days prior to the effective date of the Registration Statement.  Any Registrable Securities excluded or withdrawn from such underwriting will be excluded and withdrawn from the Piggyback Registration.  For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons will be deemed to be a single “Holder”, and any pro rata reduction with respect to such “Holder” will be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder”, as defined in this sentence.

(c)

Expenses.  The Company will pay all Registration Expenses incurred in connection with a Piggyback Registration.

2.3

Form S-3 Registrations.  In case the Company shall receive from the Holders of a majority of the Registrable Securities a written request that the Company effect a registration on Form S-3 with respect to all or a part of the Registrable Securities owned by such Holders, the Company shall:

(a)

promptly give written notice of the proposed registration to all other eligible Holders of Registrable Securities; and

(b)

as soon as practicable, file such Registration Statement and use commercially reasonable efforts to have such Registration Statement declared effective as would permit or facilitate the sale and distribution of all or such portion of such Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other eligible Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, pursuant to this Section 2.3:

(i)

if Form S-3 is not available for such offering by the Holders;

(ii)

if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or Chief Financial Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 Registration Statement for a period of not more than sixty (60) days after receipt of the request of the Holders under this Section 2.3 provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period, and provided, further, that the Company shall not register any other of its shares during such sixty (60) day period; and

(iii)

if the Holders would not be entitled to request a Demand Registration under Section 2.1.

(c)

Subject to the foregoing, the Company shall file a Registration Statement covering the Registrable Securities as soon as practicable after receipt of the request of the Holders.

(d)

Each registration demanded pursuant to this Section 2.3 shall be deemed to be a Demand Registration for the purposes of Section 2.1(c).

(e)

Expenses.  The Company will pay all Registration Expenses incurred in connection with a registration pursuant to this Section 2.3.

0.1

Obligations of the Company.  Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company will, as expeditiously as reasonably possible:

(a)

Prepare and file with the SEC a Registration Statement, on such form as is then available to the Company in connection with such registration, with respect to such Registrable Securities and use commercially reasonable, diligent efforts to cause such Registration Statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective for up to one hundred eighty (180) days, or if earlier, until the Holders have completed the distribution related thereto; provided, however, that (i) such one hundred eighty (180) day period shall be extended for a period of time equal to the period the Holders refrain from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one hundred eighty (180) day period shall be extended, if necessary, to keep the Registration Statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (A) includes any prospectus required by Section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the incorporation by reference of information required to be included in (A) or (B) above to be contained in periodic reports filed pursuant to section 13 or 15(d) of the Exchange Act in the Registration Statement.

(b)

Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

(c)

Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

(d)

Use reasonable, diligent efforts to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as will be reasonably requested by the Holders, provided that the Company will not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e)

In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.  Each Holder participating in such underwriting will also enter into and perform its obligations under such an agreement.

(f)

Notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the occurrence of any event as a result of which the prospectus included in such required to be included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in the light of the circumstances then existing and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)

Furnish, at the request of a majority of the Holders participating in the registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to the Holders of a majority of the Registrable Securities requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) if such securities are being sold through underwriters, a “cold comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to the Holders of a majority of the Registrable Securities to be included on the Registration Statement, addressed to the underwriters and to the Holders requesting registration of Registrable Securities.

0.2

Furnish Information.  It will be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.1, 2.2 and 2.3 hereof that the selling Holders will furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as will be required to timely effect the registration of their Registrable Securities.

0.3

Delay of Registration.  No Holder will have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

0.4

Notice to Discontinue.  Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.4(f) such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(f) and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice.

0.5

Indemnification.  In the event any Registrable Securities are included in a Registration Statement under Sections 2.1, 2.2 or 2.3 hereof:

(a)

By the Company.  To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls (within the meaning of the Securities Act) such Holder against any losses, claims, damages, or liabilities (joint or several) under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a “Violation”):

(i)

any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

(ii)

the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading under the circumstances such statement were made; or

(iii)

any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such Registration Statement;

and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.7(a) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, nor will the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director or controlling person of such Holder.

(b)

By Selling Holders.  To the extent permitted by law, each selling Holder whose Registrable Securities are included in a Registration Statement will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, and each underwriter, if any, and each person, if any, who controls any underwriter within the meaning of the Securities Act or the Exchange Act, and any other Holder selling securities under such Registration Statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.7(b) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent will not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section 2.7(b) in respect of any violation will not exceed the proceeds received by such Holder in the Registration Statement out of which such Violation arises unless the Violation is a result of fraud on the part of such Holder.

(c)

Notice.  Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party (or, if there is more than one indemnified party, the indemnifying party shall pay the fees and expenses of one counsel for any and all indemnified parties, to be mutually agreed upon by such indemnified parties), if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7.

(d)

Defect Eliminated in Final Prospectus.  The foregoing indemnity agreements are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the Registration Statement in question becomes effective or the amended prospectus is filed with the SEC pursuant to SEC Rule 424(b), such indemnity agreement will not inure to the benefit of any person if a copy of such final prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim, or damage at or prior to the time such action is required by the Securities Act.

(e)

Contribution.  In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 2.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.7; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the Registration Statement bears to the public offering price of all securities offered by and sold under such Registration Statement, and the Company and other selling Holders are responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 1.1(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(f)

Survival.  The obligations of the Company and Holders under this Section 2.7 will survive the completion of any offering of Registrable Securities in a Registration Statement, and otherwise.

0.6

Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to use reasonable efforts to:

(a)

to make and keep public information available, as those terms are understood and defined in Rule 144 at all times;

(b)

to file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c)

so long as a Holder owns any Registrable Securities, to furnish to the Holders forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

0.7

Termination of the Company’s Obligations.  The obligations of the Company to register Registrable Securities under Sections 2.1, 2.2 and 2.3 shall terminate on the earlier to occur of:  (i) the sale, lease or other disposition of all or substantially all of the assets of the Company; (ii) an acquisition of the Company by another entity by consolidation, merger or other reorganization in which the holders of the Company’s outstanding voting shares immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the entity surviving such transaction; or (iii) with respect to each Holder, whenever such Holder holds no Registrable Securities or may sell all such Holder’s Registrable Securities without registration pursuant to an exemption under Rule 144 or other exemption then applicable.

1.

ASSIGNMENT AND AMENDMENT.

1.1

Assignment.  No person may be assigned the registration rights of a Holder under this Agreement (a) unless the Company is given written notice by the assigning Holder at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and (b) only to persons that are permitted transferees of the Warrant, the Note or the Registrable Securities and provided further that prior to such assignment, any such assignee must execute a agreement to be bound by this Agreement in a form reasonably satisfactory to the Company and the assigning Holder.

1.2

Amendment of Rights.  Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of (i) the Company, and (ii) Holders then holding at least a majority of all of the Registrable Securities.  Any amendment or waiver effected in accordance with this Section 3.2 will be binding upon (i) each Holder, (ii) each permitted successor or assignee of such Holder and (iii) the Company.

2.

GENERAL PROVISIONS.

2.1

Third Parties.  Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

2.2

Adjustments for Stock Splits, Etc.  Wherever in this Agreement there is a reference to a specific number of shares of Common Stock of the Company or any class or series, then, upon the occurrence of any subdivision, combination or share dividend of such class or series of shares, the specific number of shares so referenced in this Agreement will automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of shares by such subdivision, combination or share dividend.

2.3

Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

2.4

Entire Agreement.  Except as otherwise expressly set forth herein or in agreements executed contemporaneously herewith, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

2.5

Successors and Assigns.  Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Holders and their respective successors and assigns.

2.6

Counterparts.  This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

2.7

Remedies.  The Company and each Holder shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor.  The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and each Holder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

2.8

Notices.  All notices, requests, consents and other communications hereunder to any party will be deemed to be sufficient if contained in a written instrument delivered in person, including delivery by recognized express courier, fees prepaid, or sent by facsimile transmission, or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, in each case addressed:  if to the Company, at 10275 Wayzata Blvd., Suite 310, Minnetonka, MN 55305, facsimile: (952) 591-9037, Attention:  Kenneth W. Brimmer, Chief Executive Officer, or at such other address or addresses as may have been furnished in writing by the Company to the Holders, with a copy to Lindquist & Vennum, P.L.L.P., 4200 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402, facsimile: (612) 371-3207, Attention: April Hamlin Esq.; if to a Holder, at the address and facsimile number set forth therefor for the Holder on Annex I attached hereto, or such other address as may hereafter be designated in writing by the addressee to the addressor pursuant to this Section 4.8.  All such notices, requests, consents and other communications will be deemed to have been received in the case of personal delivery, including delivery by express courier, on the date of such delivery; in the case of facsimile transmission, on the date of transmission; and in the case of mailing, on the third (3rd) day after deposit in the U.S. mail, proper postage prepaid.

2.9

Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Minnesota, without giving effect to any choice of law or other conflict of law provision or rule (whether of the State of Minnesota or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Minnesota.

2.10

Descriptive Headings.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.

COMPANY:

STEN CORPORATION

By:  /s/  Kenneth W. Brimmer

Its:  Chief Executive Officer

INVESTOR:

R.W. SABES INVESTMENT, LLC

By:  /s/  Robert W. Sabes

Its:  Manager

ANNEX I

HOLDER(S)

Name & Address

R.W. Sabes Investment, LLC

6655 W Sahara, Suite B200

Las Vegas NV 89146

with copies to:

David S. Ezrilov, Esq.

Leonard, Street and Deinard P.A.

150 South Fifth Street, Suite 2300

Minneapolis, MN 55402

Steve Sabes

60 South Sixth St., Suite 950

Minneapolis, MN  55402

Robert Sabes

60 South Sixth St., Suite 2540

Minneapolis, MN  55402

and by email to rwsabes@hotmail.com

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